UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 18, 2012

Rio Bravo Oil, Inc.

(Exact name of registrant)

Nevada	000-54564	42-1771917
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5858 Westheimer, Suite 699

Houston, TX 77057

(Address of principal executive offices and zip code)

713-787-9060

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Numa Luling Asset Purchase Agreement.

On June 1, 2012, Rio Bravo Oil, Inc. (“Rio Bravo” or the “Company”) entered into an Asset Purchase Agreement (the “Agreement”) by and between the Company and Numa Luling, LLC, a Texas limited liability company (“Numa Luling”). Pursuant to the Agreement, the Company acquired a twenty-five percent (25%) working interest in and to various oil and gas leases and all wells, equipment, agreements and personal property associated therewith located in Caldwell and Guadalupe Counties, Texas, as more particularly described in the Agreement (“Working Interest”). The Company also acquired all of Numa Luling’s books and records, contract rights and other assets associated with the Working Interest. The aforementioned property is hereinafter collectively referred to as the “Numa Luling Assets". The Company only assumed those liabilities of Numa Luling which were directly related to the Working Interest, as more particularly described in the Agreement.

In full consideration for the purchase by the Company of the Numa Luling Assets, the Company delivered to Numa Luling 3,250,000 shares of the Company’s Series B Convertible Preferred Stock (“Series B Preferred Shares”) valued at $1.00 per share. The Series B Preferred Shares are convertible in accordance with the Certificate of Designations with respect to such Series B Preferred Shares.

A copy of the Agreement is attached to this Report as Exhibit 2.1

Eagle Ford Oil Co., Inc. Purchase and Sale Agreement.

On May 25, 2012, the Company entered into a Purchase and Sale Agreement (the “Eagle Ford Agreement”) by and between a wholly-owned Subsidiary of the Company and Eagle Ford Oil Co., Inc. (“Eagle Ford”). Pursuant to the Eagle Ford Agreement, the Company acquired an 80% working interest (20% carried interest is retained by Seller) in the Caltex leasehold from Eagle Ford (shallow and deeper rights associated with the Luling Edwards Fields leasehold) for $2,225,000. The purchase price was payable $2,000,000 cash at the Closing and delivery of the Company’s promissory note in the amount of $225,000 due and payable on December 31, 2012. In addition, the Company assumed certain liabilities of Eagle Ford in the aggregate amount of $1,295,000. Certain former owners of Pan American Oil, LLC held an interest in the Eagle Ford assets which the Company purchased.

A copy of the Eagle Ford Agreement is attached to this Report as Exhibit 2.2

Employee, Director and Consultant Stock Plan

On May 29, 2012, the Company’s board of directors approved the Rio Bravo Oil, Inc. 2012 Employee, Director and Consultant Stock Plan (“Plan”). The Plan is administered by the Company’s board of directors and provides for qualified and non-qualified stock options, stock grants and stock appreciation rights to be granted at the discretion of the board of directors at a price not less than the then Fair Market Value of the Company’s common shares. The plan further provides that the shares which are the subject of the Plan shall not exceed fifteen percent (15%) of the Company’s issued and outstanding shares from time to time, subject to an annual adjustment. The Plan also incorporates certain “Change in Control” provisions.

A copy of the Plan is attached to this Report as Exhibit 2.5.

Item 2.01 Completion of Acquisition or Disposition of Assets.

See Item 1.01 Entry into a Material Definitive Agreement, above.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

$750,000 Convertible Debenture

On May 25, 2012, the Company issued a $750,000 face amount 3% Subordinated Convertible Debenture (“Debenture”) to Del Mar Financial S.a r.l. in exchange for a cash payment in the amount of $750,000. The Debenture is due and payable on or before April 30, 2017 and bears interest at a rate of three percent (3%) per annum, payable quarterly in arrears. The Debenture is convertible into shares of Company Common Stock at any time by the holder at a conversion price of $0.75 per share.

A copy of the 3% Subordinated Convertible Debenture is attached to this Report as Exhibit 2.3.

$300,000 Promissory Note

On May 21, 2012, the Company issued a Promissory Note in the face amount of $300,000 in favor of Virtus Trust Limited as Trustee of the Hillside Ventures Investment Trust B (“Note”). The Note is due and payable on or before December 31, 2012 (or upon the Company raising additional capital in the amount of at least $1,500,000) and bears interest at a rate of six percent (6%) per annum.

A copy of the Note is attached to this Report as Exhibit 2.4.

Item 3.02 Unregistered Sales of Equity Securities.

On June 1, 2012, the Company entered into an Asset Purchase Agreement with Numa Luling, LLC pursuant to which the Company (a) exchanged 3,200,000 shares of its Series B Convertible Preferred Stock valued at $1.00 per share for certain designated assets of Numa Luling, (b) assumed certain liabilities of Numa Luling associated with the Numa Luling Assets. See Item 1.01 Entry into a Material Definitive Agreement, above.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 4, 2012, the Company’s Board of Directors approved the creation of Series B Convertible Preferred Stock and designated 5,000,000 shares of the Company’s authorized Preferred Stock par value $0.001 as Series B Convertible Preferred Stock par value $0.001 (“Series B Preferred Stock). The Series B Preferred Stock has a dividend preference and liquidation preference over the Company’s Common Stock. The Certificate of Designation for Series B Convertible Preferred Stock par value $0.001 was filed with the Nevada Secretary of State on May 18, 2012.

Each share of Series B Preferred Stock may be converted by any holder thereof, without any further consideration, at any time, into a number of shares of Company Common Stock calculated by dividing the number of shares of Series B Preferred Stock being converted by .75 (the “Conversion Rate”). The Conversion Rate is subject to adjustment as detailed in the Certificate of Designation. Further, each share of Series B Preferred Stock shall be automatically converted into shares of the Company’s Common Stock at the Conversion Rate upon the occurrence of any of the following events:

(a)	The shares of the Corporation’s Common Stock shall trade at a price of over $1.75 per share (as adjusted) for a period in excess of thirty (30) consecutive trading days and the shares of the Company’s Common Stock underlying the Series B Preferred Stock are either (i) included in an effective registration statement or (ii) eligible to be traded pursuant to an applicable exemption from registration.

(b)	The closing of a Qualified Sale in accordance with the terms of the Certificate of Designation. For these purposes, “Qualified Sale” means (1) the sale of all or substantially all of the assets of the Company or the outstanding shares of capital stock of the Company entitled to vote generally for the election of directors, in any such case for cash or securities having a value of at least $5.00 per share of Common Stock (as adjusted), but excluding any such transaction in which the consideration received by the Company or its stockholders includes securities of the purchaser and such purchaser is not subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended.

(c)	The merger of the Company which results in the shareholders of the Company prior to the merger owning less than fifty percent (50%) of the voting power of the Company following the merger.

(d)	An underwritten initial public offering of the Company’s shares with gross proceeds of at least $50,000,000.

A copy of the Certificate of Designations for the Company’s Series B Convertible Preferred Stock is attached to this Report as Exhibit 4.1.

Item 9.01. Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired

The financial statements required by this item are not included in this Current Report on form 8-K. The financial statements will be provided in an amended report, which will be filed not later than 71 calendar days after the date that this initial report on Form 8-K must be filed.

(b)  Pro Forma Financial Information

The pro forma financial information required by this item is not included in this Current Report on form 8-K. The pro forma financial information will be provided in an amended report, which will be filed not later than 71 calendar days after the date that this initial report on Form 8-K must be filed.

(d)	Exhibits

Exhibit 2.1.	Asset Purchase Agreement by and between the Company and Numa Luling, LLC, a Texas limited liability company dated June 1, 2012.

Exhibit 2.2	Purchase and Sale Agreement by and between the Company and Eagle Ford Oil Co., Inc. dated June 1, 2012

Exhibit 2.3	3% Subordinated Convertible Debenture dated May 25, 2012

Exhibit 2.4	Promissory Note dated May 21, 2012

Exhibit 2.5	Rio Bravo Oil, Inc. 2012 Employee, Director and Consultant Stock Plan

Exhibit 4.1	Certificate of Designation for Series B Convertible Preferred Stock par value $0.001

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIO BRAVO OIL, INC.

By:	/s/ Carlos E. Buchanan II
Name:	Carlos E. Buchanan II
Title:	Chief Financial Officer
Dated:	June 8, 2012